Exhibit 21.1

Subsidiaries of the Registrant

Name of Subsidiary	State of Organization
Alcoa TN, L.L.C.	Delaware
Bulwark Berlin LLC	Delaware
Bulwark Branford LLC	Delaware
Bulwark Brockton LLC	Delaware
Bulwark Corporation	Delaware
Bulwark Derry LLC	Delaware
Bulwark Dover LLC	Delaware
Bulwark Melrose LLC	Delaware
Bulwark Mount Ephraim LLC	Delaware
Bulwark Roxbury LLC	Delaware
Bulwark Washington Township LLC	Delaware
Dayville Property Development LLC	Connecticut
Inland Diversified Acworth Cobb, L.L.C.	Delaware
Inland Diversified Alcoa Hamilton, L.L.C.	Delaware
Inland Diversified Alpharetta Windward, L.L.C.	Delaware
Inland Diversified Ariton DG Portfolio, L.L.C.	Delaware
Inland Diversified Ashwaubenon Bay Park, L.L.C.	Delaware
Inland Diversified Athens Eastside, L.L.C.	Delaware
Inland Diversified Bayonne Urban Renewal, L.L.C.	Delaware
Inland Diversified Beachwood Chagrin, L.L.C.	Delaware
Inland Diversified Bend River, L.L.C.	Delaware
Inland Diversified Bradenton Centre Point, L.L.C.	Delaware
Inland Diversified Branson Hills IV, L.L.C.	Delaware
Inland Diversified Branson Hills K-II, L.L.C.	Delaware
Inland Diversified Branson Hills, L.L.C.	Delaware
Inland Diversified Branson Hills T-III, L.L.C.	Delaware
Inland Diversified Buffalo Genesee, L.L.C.	Delaware
Inland Diversified Buffalo Grove Deerfield, L.L.C.	Delaware
Inland Diversified Burlington Milwaukee, L.L.C.	Delaware
Inland Diversified Candler DG, L.L.C.	Delaware
Inland Diversified Canton DG, L.L.C.	Delaware
Inland Diversified Capitol Heights Ritchie Station, L.L.C.	Delaware
Inland Diversified Charlotte Northcrest, L.L.C.	Delaware
Inland Diversified Charlotte Perimeter Woods, L.L.C.	Delaware
Inland Diversified Charlottesville Fontaine, L.L.C.	Delaware
Inland Diversified Charlottesville Monticello, L.L.C.	Delaware
Inland Diversified Charlottesville Seminole Trail, L.L.C.	Delaware
Inland Diversified Chelsea One Webster, L.L.C.	Delaware
Inland Diversified Chelsea One Webster Member, L.L.C.	Delaware
Inland Diversified Clanton DG, L.L.C.	Delaware
Inland Diversified Collins DG Portfolio, L.L.C.	Delaware
Inland Diversified Conyers Heritage, L.L.C.	Delaware

Name of Subsidiary	State of Organization
Inland Diversified Cumming Market Place, L.L.C.	Delaware
Inland Diversified Cumming Market Place Member, L.L.C.	Delaware
Inland Diversified Cumming Market Place Member II, L.L.C.	Delaware
Inland Diversified Dallas Wheatland, L.L.C.	Delaware
Inland Diversified Dayville Killingly Member, L.L.C.	Delaware
Inland Diversified Dayville Killingly Member II, L.L.C.	Delaware
Inland Diversified Decatur DG Portfolio, L.L.C.	Delaware
Inland Diversified Deer Park Deerwood Glen GP, L.L.C.	Delaware
Inland Diversified Deer Park Deerwood Glen Limited Partnership	Texas
Inland Diversified Deer Park Deerwood Glen LP, L.L.C.	Delaware
Inland Diversified DG Texas Portfolio I, L.L.C.	Delaware
Inland Diversified DG Texas Portfolio II, L.L.C.	Delaware
Inland Diversified Draper Crossing, L.L.C.	Delaware
Inland Diversified Draper Peaks, L.L.C.	Delaware
Inland Diversified Dublin DG Portfolio, L.L.C.	Delaware
Inland Diversified Duncanville DG Portfolio, L.L.C.	Delaware
Inland Diversified East Syracuse Fair Lakes, L.L.C.	Delaware
Inland Diversified East Windsor SciPark, L.L.C.	Delaware
Inland Diversified Elk Grove Calvine, L.L.C.	Delaware
Inland Diversified Enterprise DG, L.L.C.	Delaware
Inland Diversified Euclid Lakeshore, L.L.C.	Delaware
Inland Diversified Evans Mullins, L.L.C.	Delaware
Inland Diversified Evans Mullins Outlots, L.L.C.	Delaware
Inland Diversified Excel DG Portfolio, L.L.C.	Delaware
Inland Diversified Festus Gannon, L.L.C.	Delaware
Inland Diversified Fort Myers Colonial Square, L.L.C.	Delaware
Inland Diversified Fort Myers Village Walk, L.L.C.	Delaware
Inland Diversified Fort Wayne Lima, L.L.C.	Delaware
Inland Diversified Fort Wayne Lima Outlot, L.L.C.	Delaware
Inland Diversified Gilbertown DG, L.L.C.	Delaware
Inland Diversified Gordonsville 11445 James Madison, L.L.C.	Delaware
Inland Diversified Gordonsville 11497 James Madison, L.L.C.	Delaware
Inland Diversified Harvest Square, L.L.C.	Delaware
Inland Diversified Henderson Eastgate, L.L.C.	Delaware
Inland Diversified Hertford DG, L.L.C.	Delaware
Inland Diversified Hot Springs Fairgrounds, L.L.C.	Delaware
Inland Diversified Houston Hillcroft GP, L.L.C.	Delaware
Inland Diversified Houston Hillcroft Limited Partnership	Illinois
Inland Diversified Houston Hillcroft, LP, L.L.C.	Delaware
Inland Diversified Houston Orem, L.L.C.	Delaware
Inland Diversified Jacksonville Deerwood Lake, L.L.C.	Delaware
Inland Diversified Jacksonville Julington Creek, L.L.C.	Delaware
Inland Diversified Jacksonville Julington Creek II, L.L.C.	Delaware
Inland Diversified Jacksonville Richlands, L.L.C.	Delaware
Inland Diversified Kissimmee Pleasant Hill, L.L.C.	Delaware
Inland Diversified Lagrange DG Portfolio, L.L.C.	Delaware

Name of Subsidiary	State of Organization
Inland Diversified Lake City Commons, L.L.C.	Delaware
Inland Diversified Lake City Commons II, L.L.C.	Delaware
Inland Diversified Lake Mary, L.L.C.	Delaware
Inland Diversified Lake St. Louis Hawk Ridge, L.L.C.	Delaware
Inland Diversified Las Vegas Centennial Center, L.L.C.	Delaware
Inland Diversified Las Vegas Centennial Gateway, L.L.C.	Delaware
Inland Diversified Las Vegas Craig, L.L.C.	Delaware
Inland Diversified Las Vegas Eastern Beltway, L.L.C.	Delaware
Inland Diversified Lillian DG, L.L.C.	Delaware
Inland Diversified Marbury DG, L.L.C.	Delaware
Inland Diversified Mentor Plaza, L.L.C.	Delaware
Inland Diversified Merrimack Village, L.L.C.	Delaware
Inland Diversified Milledgeville DG Portfolio, L.L.C.	Delaware
Inland Diversified Miramar Square, L.L.C.	Delaware
Inland Diversified Neenah Commercial, L.L.C.	Delaware
Inland Diversified Neenah Fox Point, L.L.C.	Delaware
Inland Diversified Newburgh Bell Oaks, L.L.C.	Delaware
Inland Diversified Norman University, L.L.C.	Delaware
Inland Diversified Ocean Isle Beach Landing, L.L.C.	Delaware
Inland Diversified Odenville DG, L.L.C.	Delaware
Inland Diversified Oklahoma City Silver Springs, L.L.C.	Delaware
Inland Diversified Omaha Whispering Ridge, L.L.C.	Delaware
Inland Diversified Orange City Saxon, L.L.C.	Delaware
Inland Diversified Palm Coast Landing, L.L.C.	Delaware
Inland Diversified Pepper Pike Chagrin, L.L.C.	Delaware
Inland Diversified Plantation Pine Island, L.L.C.	Delaware
Inland Diversified Pleasant Prairie Ridge, L.L.C.	Delaware
Inland Diversified Port St. Joe DG Portfolio, L.L.C.	Delaware
Inland Diversified Port St Lucie Landing, L.L.C.	Delaware
Inland Diversified Port St Lucie Square, L.L.C.	Delaware
Inland Diversified Prattville Legends, L.L.C.	Delaware
Inland Diversified Providence LaSalle Square, L.L.C.	Delaware
Inland Diversified Remlap DG, L.L.C.	Delaware
Inland Diversified Resaca DG, L.L.C.	Delaware
Inland Diversified Seaford Merrick, L.L.C.	Delaware
Inland Diversified Shaker Heights Warrensville, L.L.C.	Delaware
Inland Diversified Shops at Moore II, L.L.C.	Delaware
Inland Diversified Shops at Moore, L.L.C.	Delaware
Inland Diversified Shops at Moore Member, L.L.C.	Delaware
Inland Diversified Shreveport Regal Court, L.L.C.	Delaware
Inland Diversified Slocomb DG, L.L.C.	Delaware
Inland Diversified South Elgin Commons, L.L.C.	Delaware
Inland Diversified St. Cloud 13th, L.L.C.	Delaware
Inland Diversified St. Louis Arsenal, L.L.C.	Delaware
Inland Diversified St. Louis Grand, L.L.C.	Delaware
Inland Diversified Sycamore DG, L.L.C.	Delaware

Name of Subsidiary	State of Organization
Inland Diversified Temple Terrace Member, L.L.C.	Delaware
Inland Diversified Tucson Corner, L.L.C.	Delaware
Inland Diversified Upper Darby 69th, L.L.C.	Delaware
Inland Diversified Uriah DG Portfolio, L.L.C.	Delaware
Inland Diversified Vienna DG, L.L.C.	Delaware
Inland Diversified Virginia Beach Landstown, L.L.C.	Delaware
Inland Diversified/Vlass Temple Terrace JV, LLC	Delaware
Inland Diversified Waxahachie Crossing GP, L.L.C.	Delaware
Inland Diversified Waxahachie Crossing Limited Partnership	Illinois
Inland Diversified Waxahachie Crossing LP, L.L.C.	Delaware
Inland Diversified White Plains City Center, L.L.C.	Delaware
Inland Diversified White Plains City Center Member, L.L.C.	Delaware
Inland Diversified White Plains City Center Member II, L.L.C.	Delaware
Inland Diversified Wilmington Lancaster, L.L.C.	Delaware
Inland Diversified Wilmington Military Cutoff, L.L.C.	Delaware
Inland Territory, L.L.C.	Delaware
Inland Territory Member, L.L.C.	Delaware
Splendido Real Estate, Inc.	Delaware